UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 31, 2012

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC

(Exact name of registrant as specified in its charter)

Delaware	000-52975	20-0573058
(State of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

2000 Las Vegas Boulevard South

Las Vegas, NV 89104

(Address of principal executive offices)(Zip code)

(702) 380-7777

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.

On May 31, 2012 American Casino & Entertainment Properties LLC (the “Company”) issued a press release announcing that the Company and ACEP Finance Corp., its wholly-owned subsidiary, intend to offer $310 million in aggregate principal amount of new senior secured notes due 2019 (“Notes”) only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-US persons pursuant to Regulation S under the Securities Act. A copy of the Company’s press release issued on May 31, 2012 pursuant to Rule 135c of the Securities Act is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated May 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
(Registrant)

By:	/s/ Edward W. Martin, III
Edward W. Martin, III
Chief Financial Officer and Treasurer

Date: May 31, 2012